Summary Prospectus
Brandywine Advisors Midcap Growth Fund
Ticker: BWAFX
 October 1, 2013

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated  October 1, 2013, are incorporated by reference into this summary prospectus.
Investment Objective
Brandywine Advisors Midcap Growth Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution and Service (12b-1) Fees	0.05%
Other Expenses[1]	0.12%
Total Annual Fund Operating Expenses	1.17%
1These amounts have been adjusted as necessary from amounts incurred during the Predecessor Fund’s (as defined below) most recent fiscal year to reflect current fees and expenses and are estimated based on the Predecessor Fund’s information for the six months ended March 31, 2013.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the predecessor to the Fund, Brandywine Advisors Midcap Growth Fund, a series of Brandywine Blue Fund, Inc. (the “Predecessor Fund”), had a portfolio turnover rate of 266% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in midcap companies (the Fund’s Subadvisor (as identified below) considers midcap companies to be companies having market capitalizations between $2 billion and $15 billion).  The Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers usually those which are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”).  The Fund is not subject to a percentage limit with regard to its investment in foreign issuers.  In addition to common stocks and ADRs, equity securities in which the Fund may invest include preferred stocks, convertible securities, rights, and warrants.  It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market.  The Fund will invest in companies in a broad range of industries and generally focuses on companies whose earnings under normal economic conditions are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios.  It targets fundamentally sound companies that are experiencing a positive change.
The Fund employs a firm sell discipline.  The Fund will sell a stock when the Fund’s Subadvisor:
•	Determines that the stock has deteriorating fundamentals such as contracting margins or reduced revenue growth
•	Determines that investor expectations have become unrealistically high
•	Finds a better investment
While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate that may exceed 200%, it also causes the Fund to keep seeking better investment alternatives.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

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Brandywine Advisors Midcap Growth Fund SUMMARY PROSPECTUS

Focused Investment Risk—a greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Sector Risk— companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and consumer discretionary sectors currently, and may in the future, comprise a significant portion of the Fund’s portfolio. The information technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. The consumer discretionary industries may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of three broad based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information shown for the Fund is that of the Predecessor Fund, which was reorganized into the Fund on
October 1, 2013, and was managed by Friess Associates, LLC and Friess Associates of Delaware, LLC (referred to collectively herein as the “Subadvisor”) with the same investment objective and substantially similar investment strategies as those of the Fund.
To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/12
Best Quarter: 19.07% (4th Quarter 2010)
Worst Quarter: -26.01% (4th Quarter 2008)
Year-to-Date (as of 6/30/13): 12.67%
Average Annual Total Returns as of 12/31/12
Brandywine Advisors Midcap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	2.03%	-9.03%	3.49%
Return After Taxes on Distributions	2.02%	-9.03%	2.76%
Return After Taxes on Distributions and Sale of Fund Shares	1.34%	-7.43%	2.91%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)	17.28%	3.57%	10.65%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	15.81%	3.23%	10.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
Investment Manager
Managers Investment Group LLC
Subadvisor
Friess Associates, LLC ("Friess")
Friess Associates of Delaware, LLC ("Friess of Delaware")
Portfolio Managers

2	Managers Investment Group

Brandywine Advisors Midcap Growth Fund SUMMARY PROSPECTUS

Scott W. Gates
Chief Investment Officer of Friess and Friess of Delaware;
Portfolio Manager of the Fund and the Predecessor Fund since 2010.
William F. D’Alonzo
Chariman of Friess and Friess of Delaware;
Portfolio Manager of the Fund and the Predecessor Fund since 1997.
Buying and Selling Fund Shares
Initial Investment Minimum
Regular Account: $2,000
Individual Retirement Account: $1,000
Additional Investment Minimum
All Accounts: $100
Transaction Policies
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 877.636.6460, or by bank wire (if bank wire instructions are on file for your account).
Brandywine Funds
c/o U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”)
P.O. Box 701
Milwaukee, WI 53201-0701
U.S. Bancorp will serve as the Fund’s interim transfer agent to facilitate the transition of the Predecessor Fund from the U.S. Bancorp platform to the Managers Trust I service provider platform. BNY Mellon Investment Servicing (US) Inc. will be the Fund’s transfer agent following the transition.
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3

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